SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                           DATE OF REPORT: May 9, 1997

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                             ST. JUDE MEDICAL, INC.
                             ----------------------
                           (Exact Name of Registrant)



       Minnesota                         0-8672                  41-1276891
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(State of Incorporation)         (Commission File No.)          (IRS Employer
                                                                Identification
                                                                    Number)


                               One Lillehei Plaza
                            St. Paul, Minnesota 55117
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                    (Address of Principal Executive Offices)



                                 (612) 483-2000
                       -----------------------------------
                         (Registrant's telephone number)

Item 5.        Other Events.

               St. Jude Medical, Inc. announced on April 21, 1997 that the Hart-Scott-Rodino waiting period for the previously announced proposed merger of Ventritex, Inc. with and into St. Jude
Medical's wholly-owned subsidiary Pacesetter, Inc. has been terminated. Closing of the transaction is subject, among other things, to approval of the related merger agreement by Ventritex stockholders at a special meeting scheduled for May 12, 1997.


Item 7.        Financial Statements, Pro Forma Financial
               Information and Exhibits.

               (c)    Exhibits.

               Exhibit 1     --  Press Release issued on April 21, 1997

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: May 9, 1997                          ST. JUDE MEDICAL, INC.

                                            By:   /s/ Kevin T. O'Malley
                                                -----------------------------
                                            Name:  Kevin T. O'Malley
                                            Title: Vice President

                                  EXHIBIT INDEX


Exhibit No.                  Description
-----------                  -----------

     1                       Press Release issued on April 21, 1997